MERRILL LYNCH WORLD INCOME FUND, INC.

                Supplement dated June 24, 2004 to the
       Statement of Additional Information dated April 23, 2004

Section II entitled "Investment Restrictions" beginning on page I-1 of Part I of the State of Additional Information is amended to delete current non-fundamental investment restriction (b) and replace it with the following new non-fundamental investment restriction (b):

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the prospectus and statement of additional information, and applicable law.

This information supplements and supersedes any contrary information contained in the Prospectus




















Code # 16103-0404SUP